UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2026

SHF Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40524	86-2409612
(Commission File Number)	(IRS Employer Identification No.)

1526 Cole Blvd., Suite 250

Golden, Colorado 80401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 431-3435

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	SHFS	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $230.00 per share	SHFSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 9, 2026, SHF Holdings, Inc. (“SHF” or the “Company”) issued a press release announcing its financial results for the three months ended September 30, 2026.

The information contained in this Item 2.02 and Exhibit 99.1 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing or as otherwise required by applicable law. The furnishing of the information in this Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

Item 8.01. Other Events.

On November 9, 2026, Terrance Mendez, Chief Executive Officer, Chief Financial Officer and Director of SHF, issued a letter to SHF’s stockholders regarding, among other things the Company’s financial results and the proposed transaction (the “Proposed Transaction”) with Opifex Media Inc. (“Opifex”). A copy of the letter is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Solicitation Material

This communication may be deemed to be solicitation material in connection with the proposals to be submitted to SHF’s stockholders at a meeting of stockholders seeking approval of certain matters in connection with the Proposed Transaction. In connection with the proposals, SHF may file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a proxy statement of SHF and a prospectus (the “Proxy Statement/Prospectus”). After the Registration Statement is declared effective, SHF will mail the definitive Proxy Statement/Prospectus to its stockholders. INVESTORS AND SECURITY HOLDERS OF SHF ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AND ANY AMENDMENTS OR SUPPLEMENTS THERETO, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SHF, OPIFEX, THE PROPOSED TRANSACTION AND THE PROPOSALS. Investors and security holders may obtain free copies of the Registration Statement, the Proxy Statement/Prospectus and other documents that SHF files with the SEC, when available, at the SEC’s website (www.sec.gov) or from SHF by accessing information included on SHF’s website (ir.shfinancial.org), which is not incorporated by reference herein.

Participants in the Solicitation

SHF, Opifex and their respective directors and certain of their respective executive officers may be deemed participants in the solicitation of proxies from SHF’s stockholders in connection with the Proposed Transaction. Information about SHF’s directors and executive officers, including their ownership of SHF securities, appears in SHF’s proxy statement for its 2026 annual meeting of stockholders, filed with the SEC on May 8, 2026 (under the captions “Security Ownership of Certain Beneficial Owners and Management” and “Compensation Discussion and Analysis”), and in its Annual Report on Form 10-K filed with the SEC on April 15, 2026. Changes in their holdings since those dates have been or will be reflected in Forms 3, 4, or 5 filed with the SEC. Information about Opifex’s directors and executive officers, and additional information about all participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement/Prospectus and other relevant materials filed with the SEC when they become available. These documents can be obtained free of charge as described above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 9, 2026.
99.2	Letter to Stockholders, dated November 9, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHF HOLDINGS, INC.

Date: November 9, 2026	By:	/s/ Terrance Mendez
Terrance Mendez
Chief Executive Officer and Chief Financial Officer